UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21943

Cantor Opportunistic Alternatives Fund, LLC

(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices) (Zip code)

John Trammell

110 E. 59th Street, New York, NY 10022

(Name and address of agent for service)

212-585-1600

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

CANTOR OPPORTUNISTIC

ALTERNATIVES FUND, LLC

Semi-Annual Report

September 30, 2012

Cantor Opportunistic Alternatives Fund, LLC

Shareholder Letter

September 30, 2012

Dear Investors,

The Cantor Opportunistic Alternatives Fund, LLC (the “Fund”) returned +0.35% in first half of the 2013 fiscal year. The MSCI World index was flat from April 1, 2012 to September 30, 2012. Over the same period, the S&P 500 and Russell 2000 indices returned +2.3% and +1.7%, respectively.

Over the last six months, the fund has become more concentrated with respect to manager count. This move continued our effort to expand our exposure to the highest conviction managers while maintaining a liquid and balanced portfolio. Our largest allocations are in the long/short equity generalist space followed by long/short equity sector specialists and long credit. Short oriented equity and credit remain at low weights as we continue to see challenging conditions in both arenas on a going forward basis.

The fund’s largest positive contributor came from a low-net technology focused fund, which generated a positive return over the period due to both positioning and individual name selection. The fund started the period with less than 10% net exposure but increased it to 24% net long by the end of September. This gradual increase in net exposure benefitted the fund. The fund continues to find both long and short opportunities in the mobile telecom and networking equipment sectors. Almost all of the largest long positions were from these sectors and contributed positively to performance. Other top contributors included a distressed manager who generated sizeable returns in the financial, utility and automotive sectors; and a long/short equity manager who generated notable returns on the back of companies combining stable cash flows and good visibility.

The fund’s largest detractor came in the form of a variable biased global long/short manager who took on a net short bias during the period. Here, the manager’s short book was materially affected by the risk-on sentiment that followed the Fed and the ECB’s efforts in August and September. The fund was positioned for a more bearish outcome — as positions in European sovereign debt and banks and Chinese equities moved significantly against the fund. Additionally, the manager’s negative bent and value ori-

entation led them to defensive sectors such as tobacco and utilities. The fund’s other negative contribution came from a short-biased credit and volatility focused manager, which was also negatively impacted by the rally in August and September. The manager positioned the fund to take advantage of increasing volatility by increasing positions in options and by shorting more lower grade credit debt. The Fed and ECB’s actions depressed volatility and drove credit spreads tighter.

As of September 30th, 2012, the Fund was approximately 72% gross invested across 11 funds, down from 13 six months ago. Geographically, the majority of the Fund is exposed to North American markets with the remainder allocated across European as well as other global markets. We continue to aggressively seek compelling investment opportunities to place capital.

We thank our investors for their continued loyalty, as we strive to provide rewarding risk-adjusted long-term returns.

Sincerely,

John Trammell

President

Cantor Opportunistic Alternatives Fund, LLC

Investment Strategy Allocation

As of September 30, 2012 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

Cantor Opportunistic Alternatives Fund, LLC

Schedule of Investments September 30, 2012 (Unaudited)

	Shares	Cost	Fair Value (in US Dollars)	Frequency of Redemptions
INVESTMENTS IN NON U.S. INVESTMENT COMPANIES — 12.91%(a)(e)
Long Short Equity — General — 12.91%(a)
Pelham Long/Short Fund Ltd — Class A (Bermuda)	7,545.619	$946,077	$987,474	Monthly
Sprott Offshore Fund, Ltd. (Cayman Islands)	514.438	266,276	244,349	Monthly
Zebedee Focus Fund Limited (Cayman Islands)	4,104.214	559,353	702,650	Monthly

TOTAL INVESTMENTS IN NON U.S. INVESTMENT COMPANIES		1,771,706	1,934,473

INVESTMENTS IN U.S. INVESTMENT COMPANIES — 60.37%(a)(c)
Dedicated Short Bias — Short Equity — 2.30%(a)
Dialectic Antithesis Partners, LP		364,973	344,877	Quarterly

Event Driven — Distressed — 10.73%(a)
Stone Lion Fund L.P.		1,172,883	1,414,312	Quarterly
Xaraf Capital, LP		248,298	194,392	Quarterly

		1,421,181	1,608,704

Long Short Equity — General — 19.33%(a)
Dialectic Capital Partners, LP		1,450,000	1,409,467	Quarterly
Lafitte Fund I LP		1,166,522	1,486,409	Quarterly

		2,616,522	2,895,876

Long Short Equity — Sector — 28.01%(a)
CCI Technology Partners, L.P.		1,037,123	1,248,957	Quarterly
Echo Street Capital Partners, LP		1,222,497	1,435,529	Quarterly
Shannon River Partners II LP — Class A		1,176,679	1,512,761	Quarterly

		3,436,299	4,197,247

TOTAL INVESTMENTS IN U.S. INVESTMENT COMPANIES		7,838,975	9,046,704

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Schedule of Investments September 30, 2012 (Unaudited) —

(continued)

	Shares	Cost	Fair Value (in US Dollars)	Frequency of Redemptions
SHORT TERM INVESTMENT — 23.63%(a)
State Street Institutional Investment Trust — Class I, 0.00%(b)	3,540,189	$3,540,189	$3,540,189

TOTAL SHORT TERM INVESTMENTS		3,540,189	3,540,189

TOTAL INVESTMENTS — 96.91%(a)		$13,150,870	14,521,366

Assets in Excess of Other Liabilities — 3.09%(a)			462,455

TOTAL NET ASSETS — 100.00%(a)			$14,983,821

Footnotes

[a]	Percentages are stated as a percent of net assets.
[b]	Rate indicated is the current yield as of September 30, 2012.
[c]	Investments in investment companies are generally non-income producing.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Assets & Liabilities

September 30, 2012 (Unaudited)

(in US Dollars)
Assets
Investments, at fair value (cost $13,150,870)	$14,521,366
Cash	4,966
Receivable for investments sold	557,746
Receivable from Adviser	360,395

Total Assets	15,444,473

Liabilities
Investment advisory fee payable	19,008
Redemptions payable	156,821
Administration fee payable	17,500
Accrued expenses and other liabilities	267,323

Total Liabilities	460,652

Net Assets	$14,983,821

Net Assets Consist of:
Paid in capital	$17,825,573
Accumulated net investment loss	(2,452,297)
Accumulated net realized loss on investments sold	(1,759,951)
Net unrealized appreciation on investments	1,370,496

Net Assets	$14,983,821

Net Asset Value, 161,521 shares outstanding	$92.77

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Operations

For the six months Ended September 30, 2012 (Unaudited)

(in US Dollars)
Expenses
Investment advisory fees (Note 4)	69,167
Legal fees	233,029
Audit and tax return fees	61,000
Administration fees	35,000
Directors’ fees	31,625
Custody fees	29,530
Portfolio accounting and transfer agent fees	25,000
Printing and postage	6,731
Registration fees	966
Commitment fee on line of credit	8,069
Miscellaneous	10,925

Total Expenses	511,042

Waiver by Adviser	(360,395)

Net Expenses	150,647

Net Investment Loss	(150,647)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of Portfolio Funds	3,299,597
Net change in unrealized depreciation on investments	(3,096,971)

Net Gain from Investments	202,626

Net Increase in Net Assets Resulting from Operations	$51,979

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Changes in Net Assets

	Six months ended September 30, 2012 (Unaudited) (in US Dollars)	Year ended March 31, 2012 (in US Dollars)
Change in Net Assets Resulting from Operations
Net investment loss	$(150,647)	$(1,330,037)
Net realized gain on sale of investments	3,299,597	2,036,693
Net change in unrealized depreciation on investments	(3,096,971)	(2,059,538)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,979	(1,352,882)

Dividends Paid to Shareholders
Distributions from net investment income	—	(906,533)

Decrease in Net Assets from Dividends Paid to Shareholders	—	(906,533)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	—	6,601,323
Payments for shares redeemed	(183,094)	(58,567,958)
Issuance of 9,968 common shares from reinvestment of distributions to shareholders	—	906,533

Net Decrease in Net Assets Resulting from Capital Transactions	(183,094)	(51,060,102)

Net Decrease in Net Assets	$(131,115)	$(53,319,517)

Net Assets, Beginning of Period	$15,114,936	$68,434,453

Net Assets, End of Period (161,521 and 163,499 shares outstanding, respectively)	$14,983,821	$15,114,936

Accumulated Net Investment Loss	$(2,452,297)	$(2,301,650)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Cash Flows

For the six months Ended September 30, 2012 (Unaudited)

(in US Dollars)
Cash Flows from Operating Activities
Purchases of investment companies and limited partnerships	$(2,450,000)
Sales of investment companies and limited partnerships	23,608,889
Sales of short term investments, net	5,097,523
Expenses paid	(525,886)

Net Cash Provided by Operating Activities	25,730,526

Cash Flows from Financing Activities
Distributions for redemptions	(25,732,786)

Net Cash Used in Financing Activities	(25,732,786)

Net Decrease in Cash	(2,260)
Cash — Beginning of Period	7,226

Cash — End of Period	$4,966

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$51,979
Net realized gain on investments	(3,299,597)
Net change in unrealized depreciation on investments	3,096,971
Net decrease in other assets	20,917
Net decrease in investment advisory and management fees payable	(485,158)
Net decrease in accrued expenses and other liabilities	89,002
Purchases of investment companies and limited partnerships	(2,450,000)
Sales of investment companies and limited partnerships	23,608,889
Sales of short term investments, net	5,097,523

Net Cash Provided by Operating Activities	25,730,526

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of Redemptions payable of $156,821 at September 30, 2012.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Financial Highlights

	Six months ended September 30, 2012 (Unaudited) (in US Dollars)		Year ended March 31, 2012 (in US Dollars)	Year ended March 31, 2011 (in US Dollars)	Year ended March 31, 2010 (in US Dollars)	Year ended March 31, 2009 (in US Dollars)	Period from August 1, 2007(1) through March 31, 2008 (in US Dollars)
Per Share Operating Performance
Beginning net asset value	$92.45		$95.07	$90.71	$81.43	$97.26	$100.00
Income (Loss) From Investment Operations
Net investment loss(2)	(8.16)		(2.44)	(1.69)	(1.74)	(1.27)	(0.62)
Net gain (loss) from investments in Portfolio Funds	8.48		1.23	6.05	11.02	(14.45)	(1.94)

Total Income (Loss) from Investment Operations	0.32		(1.21)	4.36	9.28	(15.72)	(2.56)

Dividends Paid to Shareholders
Distributions from net investment income	—		(1.41)	—	—	—	—
Distributions from net realized gains	—		—	—	—	(0.11)	(0.18)

Total Distributions	—		(1.41)	—	—	(0.11)	(0.18)

Ending net asset value	$92.77		$92.45	$95.07	$90.71	$81.43	$97.26

Total return	0.35	%(3)	(1.27)%	4.80%	11.40%	(16.16)%	(2.56	)%(3)
Supplemental Data and Ratios
Net assets, end of period	$14,983,821		$15,114,936	$68,434,453	$62,501,341	$53,724,006	$58,584,129
Ratio of expenses to weighted average net assets, before waiver(5)	6.79	%(4)	2.63%	1.86%	2.04%	1.70%	2.07	%(4)
Ratio of expenses to weighted average net assets, after waiver(5)	2.00	%(4)	2.63%	1.86%	2.04%	1.70%	2.07	%(4)
Ratio of net investment loss to weighted average net assets, before waiver(5)	(6.79	)%(4)	(2.63)%	(1.85)%	(2.01)%	(1.43)%	(0.94	)%(4)
Ratio of net investment loss to weighted average net assets, after waiver(5)	(2.00	)%(4)	(2.63)%	(1.85)%	(2.01)%	(1.43)%	(0.94	)%(4)
Portfolio turnover rate	20.25	%(3)	7.17%	50.58%	24.83%	19.81%	5.47	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Notes to Financial Statements

September 30, 2012 (Unaudited) (expressed in US Dollars)

1.	Organization

Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”). The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

On November 9, 2011, the Board of Directors (“the Board”) approved Cantor Fitzgerald Investment Advisors, LLC (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission, interim investment adviser to the Company. Cantor Fitgerald Investment Advisors, L.P., began serving as the Fund’s interim investment adviser on December 2, 2011. At meetings held on December 2, 2011 and March 7, 2012, the Board also approved a new advisory contract with the Adviser pending approval by the Company’s shareholders. On April 24, 2012 the Fund’s shareholders voted to approve Cantor Fitzgerald Investment Advisors, L.P. as the Fund’s new investment adviser, and as a result Cantor Fitzgerald Investment Advisors, L.P. and the Fund, as of that date entered into this new advisory contract, which has an initial two year term. Cadogan Management, LLC (the “Former Adviser”) served as the previous investment advisor to the Company.

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Company:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investments in Portfolio Funds

In accordance with the terms of the Company’s Prospectus, the investments in the Portfolio Funds are recorded at their fair value. The net asset value represents the amount the Company would have received at September 30, 2012, if it had liquidated its investments in the Portfolio Funds.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds can suspend redemptions.

Portfolio Funds generally incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also generally receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets.

However, due to the nature of the Company’s interest in the Portfolio Funds, such risks are limited to the Company’s invested amount in each investee.

C. Investment Valuation

The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the Board will be able to confirm independently the complete accuracy of valuations provided by the Portfolio Funds’ managers.

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the

Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Company calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Company’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate fair value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D. Security Transactions and Investment Income

Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund. These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company. Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The Company’s assets and liabilities which qualify as financial instruments under U.S. generally accepted accounting principles are recorded at fair value in the statement of assets and liabilities.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

The components of distributions paid during the year ended March 31, 2012 was as follows:

Ordinary Income Distributions	$906,533
Long-Term Capital Gains Distributions	—

Total Distributions Paid	$906,533

The Company did not pay any distributions to shareholders during the six months ended September 30, 2012.

H. Reclassification of Capital Accounts

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2011, the following table shows the reclassifications made:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments Sold
$(530,449)	$1,601,361	$(1,070,912)

I. Expenses

The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All expenses are recognized on an accrual basis of accounting. See Note 4 for advisory, incentive, administration and custodian fees.

J. Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has not recognized in these financial statements any interest or penalties related to income taxes. As of September 30, 2012, open Federal tax years include the tax year end December 31, 2009, 2010, and 2011.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of partnerships. The following information is provided on a tax basis as of March 31, 2012:

Cost of investments	$34,877,572

Unrealized appreciation	$1,117,590
Unrealized depreciation	(169,099)

Net unrealized appreciation (depreciation)	$948,491

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total distributable earnings	$—

Other accumulated gains (losses)	$(3,889,184)

Total accumulated gains (losses)	$(2,940,693)

At March 31, 2012, the Company deferred, on a tax-basis, post-October losses of $3,691,096.

At March 31, 2012, a capital loss carryforward of $198,088 are available to offset future realized gains. This loss expires March 31, 2018. During the year ending March 31, 2012, the Company used capital loss carryforwards of $4,113,445 to offset its capital gains.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Tax Pronouncements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire un-used. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

3.	Investment Transactions

For the six months ended September 30, 2012, the Company purchased (at cost) and sold interests in Portfolio Funds (proceeds) in the amount of $2,450,000 and $18,862,760 (excluding short-term securities), respectively.

4.	Advisory and Incentive Fees, Administration Fees and Custodian Fees

Effective December 2, 2011, the Company entered into an interim Investment Advisory Agreement with Cantor Fitzgerald Investment Advisors, L.P. Prior to this date the Company was party to an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of both agreements, the Company pays the investment adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this management fee, the investment adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total net profits, subject to reduction for prior losses that have not been previously offset against net profits. The Company’s new advisory agreement with Cantor Fitzgerald Investment Advisors, L.P. effective April 24, 2012, has this same fee structure.

Effective September 1, 2012, the Board approved a reduction of adviser fees from an annual rate of 1% of the Company’s total monthly net assets to an annual rate of 0.50% of the Company’s total monthly net assets. The Board also approved eliminating any performance-based management fee effective September 1, 2012.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company’s total monthly net assets, 0.065% on the next $200,000,000 of the Company’s total monthly net assets and 0.055% on the balance of the Company’s total monthly net assets with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company’s total monthly net assets and 0.01% on the balance of the Company’s total monthly net assets with a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 0.015% of the Company’s total monthly net assets with a minimum annual fee of $20,000.

State Street Bank and Trust Company serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.025% on the first $500,000,000 of the Company’s portfolio assets, 0.020% on the next $500,000,000 of the Company’s portfolio assets, 0.015% on the next $500,000,000 of the Company’s portfolio assets, 0.010% on the next $500,000,000 of the Company’s portfolio assets, and 0.005% on the balance of the Company’s portfolio assets with a minimum annual fee of $36,000.

5.	Directors and Officers

The Company’s Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date). Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash. The minimum initial investment required is $25,000. At September 30, 2012, $161,521 investor redemptions were payable.

The Company is permitted to issue an unlimited number of shares. Par value of all shares is $0.00001. The Company had 161,521 shares outstanding at September 30, 2012. The Company has redeemed 1,978 shares during the six months ended September 30, 2012.

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

8.	Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments
Non U.S. Investment Companies	$—		$1,934,473	(a)	$—	$1,934,473
U.S. Investment Companies	—		9,046,704	(a)	—	9,046,704
Short Term Investments	3,540,189	(b)	—		—	3,540,189

Total Investments	$3,540,189		$10,981,177		$—	$14,521,366

(a)	All other industry classifications are identified in the Schedule of Investments.

(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at September 30, 2012.

During the six months ended September 30, 2012, there were no transfers between levels.

9.	Credit Line

The Company renewed its Credit Agreement with State Street Bank and Trust Company (“Bank”) as of October 28, 2011 (the same date the previous Credit Agreement expired). The Bank issued the Company a secured revolving line of credit in the amount of $10,000,000 limited to 15% of the Company’s net assets and other financial covenants as defined in the Agreement. Effective February 16, 2012, the line of credit was reduced to $8,000,000. Effective June 1, 2012, the line of credit was reduced to $3,000,000. The line of credit is secured by the Company’s assets. Outstanding balances on the credit facility accrue interest at the borrower’s option (A) or (B): (A) The higher of: overnight LIBOR plus 1.50%, or overnight Fed Funds plus 1.50% (interest payable monthly) or (B) LIBOR plus 1.50% for maturities of 30, 60, or 90 days (interest payable at the LIBOR maturity). Interest is computed and paid monthly. Unused portions of the credit facility accrue a non-usage fee computed monthly equal to an annual rate of 0.25 percent and is payable quarterly in arrears. The agreement can me terminated within 3 business days notice by the Borrower or it expires on October 26, 2012.

Any overdue principal of interest on the loan outstanding to the Borrower and all other overdue amounts payable bear interest, payable on demand, for each day from and including the date payment was due at a rate per annum equal to the sum of two percent (2%) above the overnight Rate (higher of (a) 1.50% above the overnight LIBOR rate and (b) 1.50% above the overnight LIBOR rate and (c) 1.50% above the Federal Funds Rate) until such amount shall be paid in full.

The secured revolving line of credit is intended for short-term liquidity and may not be used to provide investment leverage to the Company. The Company may not borrow continuously for more that 120 consecutive days.

As part of its borrowing arrangements, the Company is subject to various financial and operational covenants.

The Company did not borrow against its credit line during the six months ended September 30, 2012.

10.	Subsequent Events

The Company issued a tender offer on September 28, 2012 to shareholders who have held their shares for at least one year. Any shares and amounts tendered and accepted will be redeemed based on the December 31, 2012 net asset value.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Cantor Opportunistic Alternatives Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 585-1600; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors

The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 585-1600 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Cantor Opportunistic Alternatives Fund, LLC

Board Approval of Advisory Agreement

At an in-person Board meeting held on August 15, 2012, the board of directors (the “Board”) of Cantor Opportunistic Alternatives Fund, LLC (the “Fund”) considered an amendment to its investment advisory agreement with Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”). The amendment would reduce the asset-based management fee and eliminate any performance-based management fee. Prior to any voting on the amended agreement, the directors reviewed the relevant investment advisory agreement with Fund counsel and with representatives of CFIA. In addition to information presented in advance of, and discussed at, that Board meeting, the Board also considered information that it had received in connection with its previous approval of the investment advisory agreement with CFIA and its related in-person Board meetings held on November 9, 2011, December 2, 2011 and March 7, 2012, including executive sessions at which no representatives of CFIA were present. The Board determined that it was in the best interests of the Fund and its shareholders to adopt the amended investment advisory agreement (the “Amended Agreement”).

•

The Board considered that the services to be performed under the Amended Agreement would be the same as those currently provided by CFIA and that no change, aside from the fee reductions (and certain changes made solely to reflect the fact of the amendment), was proposed to the existing agreement. The Board considered that no decrease or modification would be made to the nature or level of services to be provided by CFIA, and that no change was proposed to the level of expertise and resources to be available to the Fund.

•

The Board considered the reduction in the asset-based advisory fee and the elimination of the incentive fee, and found the level of the reduction to be fair and reasonable. In reaching its conclusion, the Board relied upon management’s analysis as to the fee’s competitiveness and market data that had been circulated to the Board.

•	The Board considered CFIA’s compliance presentations and effectiveness.

•	The Board considered CFIA’s willingness to implement a cap on certain expenses, and considered information that it had received showing that the Fund’s current expense ratio was competitive with peer funds. The Board also considered information that CFIA had provided concerning projected profitability.

•

The Board considered that they would have the opportunity to review the basis for the fee arrangements over time to consider whether economies of scale eventually attained in the operation of the business should be shared between CFIA and Fund shareholders.

•

The Board considered statements from management regarding the sales efforts with respect to the Fund, including the possible favorable effects of reducing the Fund’s advisory fee, and that such efforts could benefit Fund shareholders by maintaining the Fund’s viability over time and potentially reducing the expense ratio.

•	The Board considered that the alternative would be to maintain the fees at a higher level.

•

The Board considered the entrepreneurial risk that CFIA had taken with respect to the Fund in agreeing to serve as investment adviser. The Board acknowledged that CFIA was devoting attention and resources to the Fund with the expectation that any material profitability to CFIA from the Fund would require a significant increase in the Fund’s assets.

•	The Board discussed the Fund’s fee structure with CFIA and approved the fee reduction.

•

The Board considered guidance publicly issued by the staff of the Securities and Exchange Commission, generally to the effect that an amendment solely to reduce an advisory fee, with no decrease or modification in the nature or level of services, may be accomplished without shareholder approval.

Based upon its review of the Amended Agreement, the Board concluded that the terms of the Amended Agreement were fair and reasonable and that the approval of the Amended Agreement is in the best interests of the Fund.

Cantor Opportunistic Alternatives Fund, LLC

Privacy Notice

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202-5207

BOARD OF DIRECTORS

James Bond*, Chairman of the Board

Steven Krull, Independent Director

Donald Romans, Independent Director

Paul McNamara, Independent Director

Matthew Jenal, Interested Director

OFFICERS

John Trammell*, President

Marlena Kaplan*, Secretary and Treasurer

Gary Distell*, Chief Compliance Officer

INVESTMENT ADVISER

Cantor Fitzgerald Investment Advisors, L.P.

499 Park Avenue

New York, NY 10022

LEGAL COUNSEL

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022

*	Employed by Cantor Fitzgerald Investment Advisors, L.P.

CUSTODIAN

State Street Bank and Trust Company

4 Copley Place

5th Floor

Boston, MA 02116

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP

750 Third Avenue

New York, NY 10017

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/12-04/30/12	0	0	0	0
Month #2 05/01/12-05/31/12	0	0	0	0
Month #3 06/01/12-06/30/12 *	287.14	$91.50	287.14	40,587.62
Month #4 07/01/12-07/31/12	0	0	0	0
Month #5 08/01/12-08/31/12	0	0	0	0
Month #6 09/01/12-09/30/12 ^	1,690.43	$92.77	1690.43	39,193.54

Total	1,977.57	$92.59	1,977.57	79,781.16

*	The Fund issued a tender offer on March 27, 2012. The tender offer enabled up to 25% of the Fund’s outstanding shares as of June 29, 2012 to be redeemed by shareholders. The tendered shares were paid out at the June 29, 2012 net asset value per share.
^	The Fund issued a tender offer June 25, 2012. The tender offer enabled up to 25% of the Fund’s outstanding shares, as of September 28, 2012 to be redeemed by shareholders. The tendered shares were paid out at the September 28, 2012 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s board of directors

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

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(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cantor Opportunistic Alternatives Fund, LLC

By (Signature and Title)	/s/ John Trammell
John Trammell, President

Date	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Trammell
John Trammell, President

Date	December 6, 2012

By (Signature and Title)	/s/ Marlena Kaplan
Marlena Kaplan, Treasurer & Secretary

Date	December 6, 2012

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